EXECUTION COPY

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

FOURTH AMENDMENT dated as of September 28, 2012 (this “Fourth Amendment”) to the Credit Agreement (as defined below) referred to below among Holdings (as defined below), the Borrower (as defined below), the Revolving Credit Lenders, the New Term Lenders referred to herein (whether pursuant to the execution and delivery of a Lender Consent, a Joinder or counterparts to this Fourth Amendment, as applicable), the Administrative Agent (as defined below), the Collateral Agent (as defined below), the Swingline Lender, the Issuing Bank, Morgan Stanley Senior Funding, Inc., Barclays Bank PLC and Deutsche Bank Securities Inc. as joint lead arrangers and joint bookrunners (in such capacities, the “New Arrangers”) for the New Term Loans referred to herein, and Barclays Bank PLC and Deutsche Bank Securities Inc. as syndication agents (in such capacities, the “Syndication Agents”) for the New Term Loans referred to herein.

RECITALS

WHEREAS, pursuant to the Amended and Restated Credit Agreement dated as of May 26, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SSI Investments I Limited, an Irish private limited company (“Holdings”), SkillSoft Corporation, a Delaware corporation (the “Borrower”), the several banks, other financial institutions and institutional investors from time to time parties thereto (the “Lenders”) and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”), the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, pursuant to and in accordance with Section 9.08(e) of the Credit Agreement, the Borrower has requested that the Credit Agreement be amended so as to, among other things, provide for a new tranche of term loans thereunder (the “New Term Loans”), which term loans would refinance the Term Loans (including the Term Loans made on the Third Amendment Effective Date and the Tranche C Term Loans) outstanding under the Credit Agreement immediately prior to the effectiveness of this Fourth Amendment (the “Existing Term Loans”) and which, except as modified hereby, would have the same terms as the Existing Term Loans under the Credit Agreement;

WHEREAS, each Lender holding Existing Term Loans (collectively, the “Existing Term Lenders”) that executes and delivers a consent to this Fourth Amendment in the form of the “Lender Consent” attached hereto as Annex II (a “Lender Consent”) (collectively, the “Refinancing Term Lenders”) will be deemed (i) to have agreed to the terms of this Fourth Amendment, (ii) to have agreed to refinance (as further described in the Lender Consent) an aggregate principal amount of its Existing Term Loans with New Term Loans in a principal amount equal to the amount notified to such Refinancing Term Lender by the Administrative Agent and (iii) upon the Fourth Amendment Effective Date to have refinanced (as further described in the Lender Consent) such amount of its Existing Term Loans with New Terms Loans in an equal principal amount;

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WHEREAS, each Existing Term Lender that makes the appropriate election in its Lender Consent (collectively, the “Increasing Term Lenders”) will be also deemed to have agreed to make on the Fourth Amendment Effective Date New Term Loans in addition to the New Term Loans that refinance its Existing Term Loans (such additional New Term Loans, collectively, the “Increased Term Loans”) in the amount notified to such Existing Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as New Term Loans);

WHEREAS, each Person that executes and delivers a joinder to this Fourth Amendment in the form of the “Joinder” attached hereto as Annex III (a “Joinder”) (each, an “Additional Term Lender”) will be deemed (i) to have agreed to the terms of this Fourth Amendment and (ii) to have committed to make New Term Loans to the Borrower on the Fourth Amendment Effective Date (the “Additional Term Loans”), in the amount notified to such Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Additional Term Loans);

WHEREAS, the aggregate proceeds of the Increased Term Loans and the Additional Term Loans will be used by the Borrower to repay in full the outstanding principal amount of the Existing Term Loans that are not refinanced with New Term Loans by the Existing Term Lenders;

WHEREAS, the Refinancing Term Lenders, the Increasing Term Lenders and the Additional Term Lenders (collectively, the “New Term Lenders”) are severally willing to refinance their Existing Term Loans with New Term Loans and/or to make Increased Term Loans or Additional Term Loans, as the case may be, on the terms and subject to the conditions set forth in this Fourth Amendment;

WHEREAS, the Lenders party hereto are willing, on the terms and subject to the conditions set forth below, to consent to such amendments of the Credit Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I	DEFINITIONS
Certain Definitions

.  Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.  As used in this Fourth Amendment:

“Additional Term Lenders” is defined in the fifth recital hereto.

“Additional Term Loans” is defined in the fifth recital hereto.

“Credit Agreement” is defined in the first recital hereto.

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“Existing Term Lenders” is defined in the third recital hereto.

“Existing Term Loans” is defined in the second recital hereto.

“Fourth Amendment” is defined in the preamble hereto.

“Fourth Amendment Effective Date” shall mean the date on which the conditions set forth in Article IV of this Fourth Amendment are satisfied or waived.

“Increased Term Loans” is defined in the fourth recital hereto.

“Increasing Term Lenders” is defined in the fourth recital hereto.

“Joinder” is defined in the fifth recital hereto.

“Lender Consent” is defined in the third recital hereto.

“New Arrangers” is defined in the preamble hereto.

“New Term Lenders” is defined in the seventh recital hereto.

“New Term Loans” is defined in the second recital hereto.

“Non-Refinancing Term Lenders” shall mean each Existing Term Lender that is not a Refinancing Term Lender.

“Refinanced Term Loan” is defined in Section 3.1 hereof.

“Refinancing Term Lenders” is defined in the third recital hereto.

“Syndication Agents” is defined in the preamble hereto.

ARTICLE II	AMENDMENTS TO CREDIT AGREEMENT
SECTION 2.1

Acknowledgement.  On and after the Fourth Amendment Effective Date, unless the context shall otherwise require, each reference in the Credit Agreement or any other Loan Document to (a) “Term Loans” (including the Term Loans made on the Third Amendment Effective Date and the “Tranche C Term Loans”) shall be deemed a reference to the New Term Loans contemplated hereby, (b) “Term Lenders” (including the Term Lenders that provided the Term Loans made on the Third Amendment Effective Date and the “Tranche C Term Lenders”) shall be deemed a reference to the New Term Lenders, (c) “Loans” shall be deemed to include the New Term Loans contemplated hereby and (d) “Lenders” shall be deemed to include the New Term Lenders (it being understood, however, that (i) any reference to “Term Loans”, “Term Loan Commitments”, “Tranche C Term Loans” or “Tranche C Term Loan Commitments” in the Preliminary Statements, the definition of “Certain Funds Advance” or Sections 2.01(a), 2.01(c), 2.05(d), 2.09(a) or 5.08 of the Credit Agreement shall be deemed a reference to the applicable term as defined in the Credit Agreement immediately prior to the

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effectiveness of this Fourth Amendment).  As of the Fourth Amendment Effective Date, after giving effect to the Fourth Amendment  (after giving effect to any principal amortization payments made on the Fourth Amendment Effective Date), the aggregate outstanding principal of amount of “Term Loans” is $456,662,500.

SECTION 2.2	Amendments to Article I.
SECTION 2.2.1.	Section 1.01 of the Credit Agreement is hereby amended as follows:

            (a)            The definition of “Adjusted LIBO Rate” is hereby amended and restated in its entirety as follows:

            “Adjusted LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to the product of (a) the LIBO Rate in effect for such Interest Period and (b) Statutory Reserves; provided,  however, notwithstanding anything to the contrary in this Agreement, in no event shall the Adjusted LIBO Rate be lower than 1.25%.”

            (b)            The definition of “Alternate Base Rate” is hereby amended and restated in its entirety as follows:

            “Alternate Base Rate” shall mean, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1.00%, (c) the Adjusted LIBO Rate for one month interest periods beginning on such date plus 1.00%, (d) 2.25%.  If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

(c)        The definition of “Applicable Margin” is hereby amended and restated in its entirety as follows:

            “Applicable Margin” shall mean, for any day, (a) for each Type of Term Loan, the rate per annum equal to 3.75% for Eurodollar Term Loans and 2.75% for ABR Term Loans and (b) for Swingline Loans and each Type of Revolving Loan, the rate per annum equal to 3.50% for Eurodollar Revolving Loans and 2.50% for ABR Revolving Loans and Swingline Loans.

            (d)            The definition of “Arrangers” is hereby amended and restated in its entirety as follows:

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            “Arrangers” shall mean Morgan Stanley Senior Funding, Inc., Barclays Bank PLC and Deutsche Bank Securities Inc. in their capacities as Joint Lead Arrangers and Joint Book-Runners.

(e)        The definition of “Facility” is hereby amended and restated in its entirety as follows:

            “Facility” shall mean each of the (a) Term Loan Facility and (b) Revolving Credit Facility.

(f)        The definitions of “Applicable Premium” and “Treasury Rate” are hereby deleted in their entirety.

SECTION 2.2.2.	Section 1.01 of the Credit Agreement is hereby amended by inserting in such Section the following definitions in the appropriate alphabetical order:

“Repricing Transaction” means the prepayment, refinancing, substitution or replacement of all or a portion of the Term Loans with the incurrence by the Borrower of any debt financing having an effective interest cost or weighted average yield (with the comparative determinations to be made by the Administrative Agent consistent with generally accepted financial practices, after giving effect to, among other factors, margin, interest rate floors, upfront or similar fees or original issue discount shared with all providers of such financing, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all providers of such financing, and without taking into account any fluctuations in the Adjusted LIBO Rate) that is less than the effective interest cost or weighted average yield (as determined by the Administrative Agent on the same basis) of such Term Loans so repaid, refinanced, substituted or replaced, including without limitation, as may be effected through any amendment to this Agreement relating to the interest rate for, or weighted average yield of, such Term Loans or the incurrence of any Replacement Term Loans.

“Fourth Amendment” shall mean that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of September 28, 2012 by and among Holdings, the Borrower, the Revolving Credit Lenders, the New Term Lenders (as defined therein),  the Administrative Agent, the Collateral Agent, the Swingline Lender, the Issuing Bank, the New Arrangers (as defined therein) and the Syndication Agents (as defined therein).

“Fourth Amendment Effective Date” shall mean the date on which the conditions set forth in Article IV of the Fourth Amendment have been satisfied or waived.

“Syndication Agents” shall mean Barclays Bank PLC and Deutsche Bank Securities Inc. in such capacities.

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SECTION 2.3	Amendment to Section 2.11. Section 2.11 of the Credit Agreement is hereby amended by deleting clause (a)(iii) thereof and by amending and restating clause (a)(i) thereof as follows:

            (a)(i)  On the last day of March, June, September and December of each year and on the Term Loan Maturity Date (or if any such date is not a Business Day, on the next preceding Business Day (each such date being called a “Repayment Date”)), commencing on the second such date to occur after the Initial Funding Date (or, in the event that the Initial Funding Date occurs on such a date, the first such date to occur after the Initial Funding Date), the Borrower shall pay to the Administrative Agent, for the account of the Term Lenders, a principal amount of the Term Loans equal to (x) (A) with respect to the Term Loans made on the Initial Funding Date, $812,500 for each such Repayment Date on or prior to the Fourth Amendment Effective Date, (B) with respect to the Tranche C Term Loans (as defined herein immediately prior to the effectiveness of the Fourth Amendment), $225,000 for each Repayment Date after the First Amendment Effective Date but on or prior to the Fourth Amendment Effective Date, (C) with respect to the additional Term Loans made on the Third Amendment Effective Date, $125,000 for each Repayment Date after the Third Amendment Effective Date but on or prior to the Fourth Amendment Effective Date, and (D) for each Repayment Date after the Fourth Amendment Effective Date but prior to the Term Loan Maturity Date, $1,162,500, (in each of cases (A), (B), (C) and (D), as adjusted from time to time (including, for the avoidance of doubt, at any time prior to the Fourth Amendment Effective Date) pursuant to Section 2.11, Section 2.12 and Section 2.13(e)), and (y) on the Term Loan Maturity Date, the entire remaining unpaid principal amount thereof, together in each case with accrued and unpaid interest on the amount to be paid to but excluding the date of such payment.

SECTION 2.4	Amendment to Section 2.12. Section 2.12(e) of the Credit Agreement is hereby amended and restated as follows:

            (e)  In the event that, on or prior to the first anniversary of the Fourth Amendment Effective Date, the Borrower (i) prepays, refinances, substitutes or replaces any Term Loans pursuant to any Repricing Transaction or (ii) effects  any amendment of this Agreement resulting in a Repricing Transaction, then the Borrower shall pay to the Lenders (x) in the case of clause (i), a premium of 1.0% of the aggregate principal amount of Term Loans so prepaid, refinanced, substituted or replaced and (y) in the case of clause (ii), a fee equal to 1.0% of the aggregate principal amount of the applicable Term Loans outstanding immediately prior to such amendment.

SECTION 2.5	Amendment to Section 5.08. Section 5.08 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

            “The Borrower shall use the aggregate proceeds of the Increased Term Loans and the Additional Term Loans (each as defined in the Fourth Amendment) (if any) to prepay in full the principal amount of all Existing Term Loans (as defined in the Fourth Amendment), other than Refinanced Term Loans (as defined in the Fourth Amendment).”

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SECTION 2.6

Amendments to Schedules and Exhibits.  Schedule 2.01 to the Credit Agreement is hereby amended and restated in the form set forth in Annex V hereto.  Exhibit C to the Credit Agreement is hereby amended and restated in the form set forth in Annex IV hereto.

SECTION 2.7	REfinancing OF EXISTING TERM LOANS; AGREEMENT TO MAKE INCREASED TERM LOANS AND ADDITIONAL TERM LOANs
Refinancing of Existing Term Loans

. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Article IV hereof, each Refinancing Term Lender agrees that an aggregate principal amount of its Existing Term Loans (the “Refinanced Term Loans”) equal to the amount notified to such Refinancing Term Lender by the Administrative Agent will be refinanced with New Term Loans, as further described in such Refinancing Term Lender’s Lender Consent, as of the Fourth Amendment Effective Date.

Agreement to Make Increased Term Loans and Additional Term Loans

. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Article IV hereof, each Increasing Term Lender and each Additional Term Lender agrees to make Increased Term Loans or Additional Term Loans, as the case may be, equal to the amount notified to such Increasing Term Lender or Additional Term Lender by the Administrative Agent (but in no event greater than the amount such Person committed to make as Increased Term Loans or Additional Term Loans, as the case may be), in each case on the Fourth Amendment Effective Date, and each Additional Term Lender shall be a “Lender” under the Credit Agreement as of such date.  Amounts paid or prepaid in respect of Increased Term Loans or Additional Term Loans may not be reborrowed.

Other Provisions Regarding Term Loans

. On the Fourth Amendment Effective Date, the Borrower shall apply the aggregate proceeds of the Increased Term Loans and Additional Term Loans (if any) to prepay in full the principal amount of all Existing Term Loans, other than Refinanced Term Loans.  The refinancing of Refinanced Term Loans with New Term Loans and the repayment of Existing Term Loans (other than the Refinanced Term Loans) with the proceeds of the Increased Term Loans and Additional Term Loans contemplated hereby collectively constitute a voluntary prepayment of the Existing Term Loans by the Borrower pursuant to Section 2.12 of the Credit Agreement and shall be subject to the provisions of Section 2.12 of the Credit Agreement (including Section 2.12(e) thereof as in effect immediately prior to the effectiveness of this Fourth Amendment).  The commitments of the Increased Term Lenders and the Additional Term Lenders and the refinancing undertakings of the Refinancing Term Lenders are several and no such New Term Lender will be responsible for any other New Term Lender’s failure to make or acquire by refinancing New Term Loans.  Notwithstanding anything herein or in the Credit Agreement to the contrary, the aggregate principal amount of the New Term Loans will not exceed the aggregate principal amount of the Existing Term Loans outstanding immediately prior to the Fourth Amendment Effective Date.  Each of the parties hereto acknowledges and agrees that the terms of this Fourth Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Credit Agreement.

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Breakage

. The refinancing and prepayments contemplated by this Fourth Amendment shall be subject to compensation by the Borrower pursuant to the provisions of Section 2.16 of the Credit Agreement if the Fourth Amendment Effective Date occurs other than on the last day of the Interest Period relating to the applicable Loans.

SECTION 2.8	CONDITIONS TO EFFECTIVENESS

The effectiveness of this Fourth Amendment (including the amendments contained in Article II, the acknowledgement contained in Section 2.1 and the agreements contained in Article III) are subject to the satisfaction (or waiver) of the following conditions:

SECTION 2.9

This Fourth Amendment shall have been duly executed by Holdings, the Borrower, the Administrative Agent, the Collateral Agent, the Swingline Lender, the Issuing Bank, the New Term Lenders (whether pursuant to the execution and delivery of a Lender Consent, a Joinder or counterparts to this Fourth Amendment, as applicable), the Revolving Credit Lenders, the Syndication Agents and the New Arrangers and delivered to the Administrative Agent.  The Acknowledgments, substantially in the form attached hereto as Annex I (the “Acknowledgments”), shall have been duly executed by each Loan Party and delivered to the Administrative Agent.  The Lender Consents and Joinders shall have been duly executed by each Increasing Term Lender or Additional Term Lender, as applicable, such that, upon such execution by all Increasing Term Lenders and Additional Term Lenders, the aggregate principal amount of the Refinanced Term Loans, the Increased Term Loans and the Additional Term Loans is equal to the aggregate principal amount of the Existing Term Loans outstanding immediately prior to the effectiveness of the amendments, acknowledgement and agreements contained herein.

SECTION 2.10	At the time of and immediately after the making of the New Term Loans, no Default or Event of Default shall have occurred and be continuing.
SECTION 2.11

The representations and warranties set forth in each Loan Document (including those set forth in Article V of this Fourth Amendment) shall be true and correct in all material respects on and as of the date of the making of the New Term Loans with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided, however, that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects on such respective dates.

SECTION 2.12	The Administrative Agent shall have received a notice of Borrowing from the Borrower pursuant to Section 2.03 of the Credit Agreement with respect to the New Term Loans.
SECTION 2.13	At the time of and immediately after the making of the New Term Loans, the making of such New Term Loans will not violate any Requirement of Law.

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SECTION 2.14

The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Arrangers, the Lenders (including the New Term Lenders), the New Arrangers, the Swingline Lender and the Issuing Bank, satisfactory written opinions of Ropes & Gray LLP and William Fry, Solicitors, counsel for the Loan Parties, in each case (i) dated the Fourth Amendment Effective Date and (ii) addressed to the Administrative Agent, the Collateral Agent, the Arrangers, the Lenders (including the New Term Lenders), the New Arrangers, the Swingline Lender and the Issuing Bank, and in each case, each of their permitted assigns.  The Loan Parties hereby request such counsel to deliver such opinions.

SECTION 2.15

The Administrative Agent shall have received a certificate duly executed by a Financial Officer of the Borrower certifying as to the satisfaction of the conditions precedent set forth in Sections 4.2 and 4.3 of this Article IV.

SECTION 2.16

The Administrative Agent shall have received from the Borrower payment in immediately available funds of all accrued costs, fees and expenses (including reasonable fees, expenses and other charges of counsel) and other compensation required to be paid on the Fourth Amendment Effective Date to the New Arrangers, the Administrative Agent, the Collateral Agent and the New Term Lenders.

SECTION 2.17

The Administrative Agent shall have received a certificate from the chief financial officer of Holdings certifying that Holdings and its Subsidiaries on a consolidated basis, immediately after the consummation of the transactions to occur on the Fourth Amendment Effective Date, are solvent.

SECTION 2.18

The Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or other formation documents, including all amendments thereto, of Holdings, the Borrower and each other Loan Party, certified (to the extent available and reasonably obtainable prior to the Fourth Amendment Effective Date in any non-U.S. jurisdiction) as of a recent date by the Secretary of State of the state of its organization (or similar Governmental Authority in any foreign jurisdiction with respect to any Person organized outside the United States), and a certificate as to the good standing (to the extent available and reasonably obtainable prior to the Fourth Amendment Effective Date in any non-U.S. jurisdiction) of Holdings, the Borrower and each other Loan Party as of a recent date, from such Secretary of State (or similar Governmental Authority in any foreign jurisdiction with respect to any Person organized outside the United States); (ii) a certificate of the Secretary or Assistant Secretary (or of an officer or director with knowledge of the matters specified in clauses (A) through (D) of this clause (ii)) of Holdings, the Borrower and each other Loan Party dated the Fourth Amendment Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws (or similar governing documentation) of such Person as in effect on the Fourth Amendment Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or similar governing body of such Person authorizing the execution, delivery and performance of this Fourth Amendment and any other Loan Documents entered into in connection therewith to which such Person is a party, including the affirmation by it pursuant to the Acknowledgement of its grant of Liens under the Security Documents and its Guarantee of the Obligations as contemplated by the Guarantee and Collateral Agreement and other Loan Documents, and that such resolutions have not been modified,

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rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or other formation documents of such Person have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Person; and (iii) a certificate of another officer or director as to the incumbency and specimen signature of the Secretary or Assistant Secretary (or of an officer or director with knowledge of the matters specified in clauses (A) through (D) of clause (ii) above) executing the certificate pursuant to clause (ii) above.

SECTION 2.19

The Borrower shall have applied, concurrently with the refinancing of the Refinanced Term Loans with New Term Loans and the making of the Increased Term Loans and Additional Term Loans (if any), the aggregate proceeds of the Increased Term Loans and Additional Term Loans (if any) to prepay in full the principal amount of all Existing Term Loans other than Refinanced Term Loans.  The Borrower shall have, concurrently with the refinancing of the Refinanced Term Loans with New Term Loans and the making of the Increased Term Loans and Additional Term Loans (if any) (a) paid all accrued and unpaid interest and premiums on the aggregate principal amount of the Existing Term Loans and (b) paid to all Non-Refinancing Term Lenders all indemnities, cost reimbursements and other Obligations, if any, then due and owing to such Non-Refinancing Term Lenders under the Loan Documents (prior to the effectiveness of this Fourth Amendment) and of which the Borrower has been notified.

SECTION 2.20

The Borrower shall have provided the documentation and other information to the Administrative Agent and the New Term Lenders that are required by regulatory authorities under the applicable “know-your-customer” rules and regulations and anti-money laundering rules and regulations, including the Patriot Act and that have been reasonably requested by the New Term Lenders at least five Business Days prior to the Fourth Amendment Effective Date.

SECTION 2.21	REPRESENTATIONS AND WARRANTIES
Representations and Warranties

. To induce the other parties hereto to enter into this Fourth Amendment, the New Term Lenders to make the New Term Loans, Holdings and the Borrower hereby represent and warrant to the Administrative Agent, the New Arrangers and the Lenders party hereto that, as of the date hereof after giving effect to the transactions contemplated hereby:

(a)

Holdings, the Borrower and each of the other Loan Parties has the power and authority, and the legal right, to execute, deliver and perform its obligations under this Fourth Amendment, the Joinders, the Acknowledgments and each other agreement or instrument contemplated hereby to which it is or will be a party, including, in the case of the Borrower, to borrow the New Term Loans.

(b)

The transactions contemplated hereby (x) have been duly authorized by all requisite corporate, partnership, public limited liability company

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or limited liability company and, if required, stockholder, shareholder, partner or member action on behalf of the Loan Parties and (y) will not (I) violate (A) any provision of law, statute, rule or regulation, or of the memorandum or articles of association, certificate or articles of incorporation or other constitutive documents or by-laws of any Loan Party, (B) any order of any Governmental Authority or arbitrator applicable to any Loan Party or (C) any provision of any indenture, agreement or other instrument to which any Loan Party is a party or by which any of them or any of their property is or may be bound, except to the extent that such violation of clauses (A), (B) or (C) could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (II) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any such indenture, agreement or other instrument, except to the extent that such conflict, breach or default could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate, or (III) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by any Loan Party, other than Liens created under the Security Documents and liens permitted by Section 6.02 of the Credit Agreement.  The New Term Loans have been incurred in accordance with the terms of the Credit Agreement.

(c)

This Fourth Amendment has been duly executed and delivered by each of Holdings and the Borrower and constitutes, and each Joinder, Acknowledgment and other Loan Document executed in connection herewith when executed and delivered by each Loan Party party thereto will constitute, a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, court protection, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law.

(d)

No action, consent or approval of, registration or filing with, Permit from, notice to, or any other action by, any Governmental Authority is required in connection with this Fourth Amendment, the Joinders and the Acknowledgments, except for (a) such as have been made or obtained and are in full force and effect or which will be made or obtained by the time required by law (including, to the extent applicable, the Perfection Requirements) and (b) those actions, consents, approvals, registrations, filings, Permits, notices or actions, the failure of which to obtain or make could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(e)	No Default or Event of Default has occurred and is continuing.
(f)

The representations and warranties set forth in each Loan Document (including those set forth in Article V of this Fourth Amendment) are true and correct in all material respects on and as of the date of the making of the

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New Term Loans with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date; provided, however, that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” is true and correct in all respects on such respective dates.

(g)	Effects on Loan documents
SECTION 2.22	Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(a)

The execution, delivery and effectiveness of this Fourth Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Collateral Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Loan Documents.

(b)

The Borrower and the other parties hereto acknowledge and agree that, on and after the Fourth Amendment Effective Date, this Fourth Amendment, the Joinders, the Acknowledgements and each of the other Loan Documents to be executed and delivered by a Loan Party shall constitute a Loan Document for all purposes of the Credit Agreement.

(c)

On and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby, and this Fourth Amendment and the Credit Agreement shall be read together and construed as a single instrument.

(d)

Nothing herein shall be deemed to entitle Holdings and the Borrower to a further consent to, or a further waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(e)

Section headings used herein are for convenience of reference only, are not part of this Fourth Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Fourth Amendment.

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(f)	MISCELLANEOUS
SECTION 2.23

Expenses.  The Borrower agrees to pay all reasonable out-of-pocket costs and expenses incurred in connection with this Fourth Amendment and any other documents prepared in connection herewith, in each case to the extent required by Section 9.05 of the Credit Agreement.  The Borrower hereby confirms that the indemnification provisions set forth in Section 9.05 of the Credit Agreement shall apply to this Fourth Amendment and such losses, claims, damages, liabilities, costs and expenses (as more fully set forth therein as applicable) which may arise herefrom or in connection herewith.

SECTION 2.24

New Arrangers and Syndication Agents.  The Borrower, the New Term Lenders, the New Arrangers and the Syndication Agents agree that (a) the New Arrangers and the Syndication Agents shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Agents and Arrangers pursuant to Article VIII and Section 9.05 of the Credit Agreement and (b) except as otherwise agreed to in writing by the Borrower and the New Arrangers or the Syndication Agents, as applicable, the New Arrangers and the Syndication Agent shall have no duties, responsibilities or liabilities with respect to this Fourth Amendment, the Credit Agreement or any other Loan Document.

SECTION 2.25

Consents.  For purposes of Section 9.04 of the Credit Agreement, the Borrower hereby consents to any assignee of Morgan Stanley Senior Funding, Inc., Barclays Bank PLC, Deutsche Bank Securities Inc. or any of their respective Affiliates becoming a New Term Lender in connection with the initial syndication of the New Term Loans.

SECTION 2.26	APPLICABLE LAW. THIS FOURTH AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 2.27

Amendments; Execution in Counterparts; Severability.  (a) This Fourth Amendment shall not constitute an amendment of any other provision of the Credit Agreement not referred to herein or therein.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                        (b)  This Fourth Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent, the Collateral Agent, the Issuing Bank, the Swingline Lender, the Syndication Agents, the New Arrangers, the Revolving Credit Lenders and the New Term Lenders.

                        (c)  This Fourth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract.  Delivery of an executed signature page to this Fourth Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Fourth Amendment.

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                        (d)  In the event any one or more of the provisions contained in this Fourth Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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                        IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SSI INVESTMENTS I LIMITED

By:
Name:
Title:

SKILLSOFT CORPORATION

By:
Name:
Title:

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MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent, Collateral Agent, Swingline Lender, New Arranger, Refinancing Term Lender and Increasing Term Lender

By:
Name:
Title:  Authorized Signatory

MORGAN STANLEY BANK, N.A., as Issuing Bank and Revolving Credit Lender

By:
Name:
Title:  Authorized Signatory

BARCLAYS BANK PLC, as New Arranger, Syndication Agent and Revolving Credit Lender

By:
Name:
Title:

DEUTSCHE BANK SECURITIES INC., as New Arranger and Syndication Agent

By:
Name:
Title:

By:
Name:
Title:

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as Revolving Credit Lender

By:
Name:
Title:

By:
Name:
Title:

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ANNEX I

ACKNOWLEDGMENT

            Reference is made to the Fourth Amendment to Amended and Restated Credit Agreement dated as of September 28, 2012 (the “Fourth Amendment”) among Holdings (as defined below), the Borrower (as defined below), the Revolving Credit Lenders, the New Term Lenders referred to therein (whether pursuant to the execution and delivery of a Lender Consent, a Joinder or counterparts to the Fourth Amendment, as applicable), the Administrative Agent (as defined below), the Collateral Agent (as defined below), the Swingline Lender, the Issuing Bank, Morgan Stanley Senior Funding, Inc., Barclays Bank PLC and Deutsche Bank Securities Inc., as joint lead arrangers and joint bookrunners,  and Barclays Bank PLC and Deutsche Bank Securities Inc., as syndication agents, to the Amended and Restated Credit Agreement dated as of May 26, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SSI Investments I Limited, an Irish private limited company (“Holdings”), SkillSoft Corporation, a Delaware corporation (“Borrower”), the several banks, other financial institutions and institutional investors from time to time parties thereto (the “Lenders”) and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”).  All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement or the Fourth Amendment, as applicable.

            WHEREAS, pursuant to and in accordance with Section 9.08(e) of the Credit Agreement, the Borrower has requested that the Credit Agreement be amended so as to, among other things, provide for a new tranche of term loans thereunder (the “New Term Loans”), which term loans would replace the Term Loans (including the Tranche C Term Loans) outstanding under the Credit Agreement immediately prior to the effectiveness of the Fourth Amendment (the “Existing Term Loans”) and which, except as modified pursuant to the Fourth Amendment, would have the same terms as the Existing Term Loans under the Credit Agreement; and

            WHEREAS, it is the intention of the parties to the Fourth Amendment that the Obligations (as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the due and punctual payment of the principal of, interest on, and premium (if any) on, the New Term Loans.

            The undersigned hereby (i) acknowledges and agrees that the New Term Loans are Loans and the New Term Lenders are Lenders, (ii) acknowledges and agrees that all of its obligations under the Guarantee and Collateral Agreement and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties (including the New Term Lenders) and reaffirms the guaranties made pursuant to the Guarantee and Collateral Agreement, (iv) acknowledges and agrees that the grants of security interests by it and its guaranties contained in the Guarantee and Collateral Agreement and the other Security Documents are, and shall remain, in full force and effect after giving effect to the Fourth Amendment and (v) agrees that the Obligations (as defined in the Guarantee and Collateral Agreement) include, among other things and without limitation, the due and punctual payment of the principal of, interest on, and premium (if any) on, the New Term Loans.

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[INSERT SIGNATURE BLOCK FOR RELEVANT LOAN PARTY]

By:
Name:
Title:

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ANNEX II

LENDER CONSENT TO FOURTH AMENDMENT

                         LENDER CONSENT (this “Lender Consent”) to the Fourth Amendment to Amended and Restated Credit Agreement dated as of September 28, 2012 (the “Fourth Amendment”) among Holdings (as defined below), the Borrower (as defined below), the Revolving Credit Lenders, the New Term Lenders referred to therein, the Administrative Agent (as defined below), the Collateral Agent (as defined below), the Swingline Lender, the Issuing Bank, Morgan Stanley Senior Funding, Inc., Barclays Bank PLC and Deutsche Bank Securities Inc., as joint lead arrangers and joint bookrunners, and Barclays Bank PLC and Deutsche Bank Securities Inc., as syndication agents, to the Amended and Restated Credit Agreement dated as of May 26, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SSI Investments I Limited, an Irish private limited company (“Holdings”), SkillSoft Corporation, a Delaware corporation (“Borrower”), the several banks, other financial institutions and institutional investors from time to time parties thereto (the “Lenders”) and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”).  All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement or the Fourth Amendment, as applicable.

Term Lenders

[Check one of the first two boxes below; you may also, at your option, check the third box]



The undersigned Term Lender hereby irrevocably and unconditionally approves of and consents to the Fourth Amendment and consents to the refinancing (on a cashless basis) of 100% of the outstanding principal amount of the Term Loans held by such Term Lender (or such lesser amount allocated to such Term Lender by the Administrative Agent) with a New Term Loan in a like principal amount.



The undersigned Term Lender hereby irrevocably and unconditionally approves of and consents to the Fourth Amendment and (a) elects to have 100% of the outstanding principal amount of the Term Loans held by such Lender (or such lesser amount allocated to such Term Lender by the Administrative Agent) be refinanced by repayment by the Administrative Agent on the Fourth Amendment Effective Date and (b) consents to purchase New Term Loans in a like principal amount from the Administrative Agent (or such lesser amount allocated to such Term Lender by the Administrative Agent).  Such Term Lender agrees that its signature hereto shall constitute its signature as Assignee to the Assignment and Assumption Agreement attached to the Fourth Amendment as Annex IV reflecting such purchase and that it shall be bound by such Assignment and Assumption Agreement in all respects.



The undersigned Term Lender hereby requests to purchase Increased Term Loans up to an aggregate principal amount no greater than $_______.  Such Term Lender agrees that its signature hereto shall constitute its signature as Assignee to the Assignment and Assumption Agreement attached to the Fourth Amendment as Annex IV reflecting such purchase and that it shall be bound by such Assignment Agreement in all respects.

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                        IN WITNESS WHEREOF, the undersigned has caused this Lender Consent to be duly executed and delivered by its proper and duly authorized officer(s).

[NAME OF INSTITUTION]

By:  ______________________________________
Name:
Title:

If a second signature is necessary:

By:  ______________________________________
Name:
Title:

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ANNEX III

JOINDER

JOINDER, dated as of September 28, 2012 (this “Joinder”), by and among ______________________ (the “New Term Lender”), SkillSoft Corporation, a Delaware corporation (the “Borrower”), SSI Investments I Limited, an Irish private limited company (“Holdings”) and Morgan Stanley Senior Funding, Inc. (the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Fourth Amendment to Amended and Restated Credit Agreement dated as of September 28, 2012 (the “Fourth Amendment”) among Holdings (as defined below), the Borrower (as defined below), the Revolving Credit Lenders, the New Term Lenders referred to therein (whether pursuant to the execution and delivery of a Lender Consent, a Joinder or counterparts to the Fourth Amendment, as applicable),  the Swingline Lender, the Issuing Bank, the Administrative Agent (as defined below), the Collateral Agent (as defined below), Morgan Stanley Senior Funding, Inc., Barclays Bank PLC and Deutsche Bank Securities Inc., as joint lead arrangers and joint bookrunners, and Barclays Bank PLC and Deutsche Bank Securities Inc., as syndication agents, to the Amended and Restated Credit Agreement dated as of May 26, 2010 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SSI Investments I Limited, an Irish private limited company (“Holdings”), SkillSoft Corporation, a Delaware corporation (“Borrower”), the several banks, other financial institutions and institutional investors from time to time parties thereto (the “Lenders”) and Morgan Stanley Senior Funding, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”).  All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement or the Fourth Amendment, as applicable.

WHEREAS, pursuant to the terms of the Fourth Amendment, Holdings and the Borrower have established New Term Loans with Refinancing Term Lenders, Increasing Term Lenders and/or Additional Term Lenders; and

WHEREAS, subject to the terms and conditions of the Credit Agreement and the Fourth Amendment, Additional Term Lenders may become Lenders pursuant to one or more Joinders.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

The New Term Lender hereby agrees to make New Term Loans in the amount notified to such Additional Term Lender by the Administrative Agent but not to exceed the amount set forth on its signature page hereto pursuant to and in accordance with the Credit Agreement and the Fourth Amendment.  The New Term Loans provided pursuant to this Joinder shall be subject to all of the terms in the Credit Agreement and the Fourth Amendment and to the conditions set forth in the Credit Agreement and the Fourth Amendment, and shall be entitled to

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all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Security Documents.  The New Term Lender, Holdings, the Borrower and the Administrative Agent acknowledge and agree that the New Term Loans provided pursuant to this Joinder shall constitute Term Loans for all purposes of the Credit Agreement and the other applicable Loan Documents.

By executing and delivering this Joinder, the New Term Lender shall be deemed to confirm to and agree with the other parties hereto as follows: (i) such New Term Lender is legally authorized to enter into this Joinder and the Credit Agreement; (ii) such New Term Lender confirms that it has received a copy of this Joinder, the Fourth Amendment and the Credit Agreement, together with copies of the most recent financial statements referred to in Section 3.05(a) of the Credit Agreement or delivered pursuant to Section 5.04 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Joinder, the Fourth Amendment and the Credit Agreement; (iii) such New Term Lender will independently and without reliance upon the Administrative Agent, the Collateral Agent, the Arrangers, the New Arrangers or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Joinder, the Fourth Amendment and the Credit Agreement; (iv) such New Term Lender appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Joinder, the Fourth Amendment and the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent, respectively, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and (v) such New Term Lender agrees that it will perform in accordance with their terms all the obligations which by the terms of this Joinder, the Fourth Amendment and the Credit Agreement are required to be performed by it as an Additional Term Lender.

Upon (i) the execution of a counterpart of this Joinder by the New Term Lender, the Administrative Agent, Holdings and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, the New Term Lender shall become a Lender under the Credit Agreement, effective as of the Fourth Amendment Effective Date.

Delivered herewith by the New Term Lender to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as the New Term Lender may be required to deliver to the Administrative Agent pursuant to the Credit Agreement.

This Joinder may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.

This Joinder is a “Loan Document.”

This Joinder, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and

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supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

THIS JOINDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

In the event any one or more of the provisions contained in this Joinder should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).  The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

This Joinder may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.  Delivery of an executed signature page to this Joinder by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Joinder.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder as of the date first written above.

[NAME OF NEW TERM LENDER]

By:  ______________________________________
Name:
Title:

If a second signature is necessary:

By:  ______________________________________
Name:
Title:

Maximum Amount of Additional Term Loans:

$__________________________

SkillSoft Corporation, as Borrower

By
            Name:
            Title:

SSI Investments I Limited, as Holdings

By
            Name:
            Title:

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Accepted:

Morgan Stanley Senior Funding, Inc.,

as Administrative Agent

By:  ______________________________________
Name:
Title:

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ANNEX IV

FORM OF ASSIGNMENT AND ASSUMPTION

[__], 2012

This Assignment and Acceptance (the “Assignment and Acceptance”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”).  Capitalized terms used but not defined herein shall have the meanings given to them in the Amended and Restated Credit Agreement identified below (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Acceptance as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, to the extent included in any such facilities, any guarantees, letters of credit and swingline loans) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”).  Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Acceptance, without representation or warranty by the Assignor.

1.Assignor:

2.Assignee:
                                             [and is an Affiliate/Approved Fund/Related Fund of [identify Lender]]

3.Borrower(s)                                             [________________].

1

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4.Agent:                                             Morgan Stanley Senior Funding, Inc., as the administrative agent under the Credit Agreement

5.Credit Agreement:                                             The Amended and Restated Credit Agreement (as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of May 26, 2010, among HOLDINGS (as defined therein), the BORROWER (as defined therein), the LENDERS from time to time party thereto and MORGAN STANLEY SENIOR FUNDING, INC., as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent (in such capacity and together with its successors, the “Collateral Agent”).

6.Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/Loans of all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitments/Loans
Revolving Credit Facility	$40,000,000	$	%
Term Facility	$456,662,500	$	%
	$	$	%

Effective Date:_________________, 20__ [TO BE INSERTED BY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Acceptance are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE

            2

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[NAME OF ASSIGNEE]

By:
Name:
Title:

            3

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Consented to and Accepted:

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent

By:
Name:
Title:

[Consented to:]

SKILLSOFT CORPORATION

By:
Name:
Title:

[Consented to:]

[[_______________________], as Issuing Bank]

By:
Name:
Title:

[Consented to:]

[MORGAN STANLEY SENIOR FUNDING, INC., as Swingline Lender]

By:
Name:
Title:

            4

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1.	STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ACCEPTANCE

1.         Representations and Warranties.

1.1        Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) its Commitments, and the outstanding balances of its Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth herein, and (iv) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.       Assignee.  The Assignee (a) represents and warrants that (i) it is an eligible assignee and has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements referred to in Section 3.05(a) or delivered pursuant to Section 5.04 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Acceptance is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (ii) it appoints and authorizes the Agent to take such action on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent, by the terms thereof, together with such powers as are reasonably incidental thereto, and (iii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.         Payments.  From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other

5

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amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3.         General Provisions.  This Assignment and Acceptance shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Acceptance may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Acceptance by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.  This Assignment and Acceptance shall be construed in accordance with and governed by the laws of the State of New York.

6

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ANNEX V

Schedule 2.01

On file with the Administrative Agent

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